VANGUARD ASSET ALLOCATION FUND              VANGUARD PREFERRED STOCK FUND
VANGUARD BALANCED INDEX FUND                VANGUARD/PRIMECAP FUND
VANGUARD CONVERTIBLE SECURITIES FUND        VANGUARD SPECIALIZED PORTFOLIOS
VANGUARD EQUITY INCOME FUND                 VANGUARD STAR FUND
VANGUARD GROWTH & INCOME PORTFOLIO          VANGUARD/TRUSTEES' EQUITY FUND
VANGUARD HORIZON FUND                       VANGUARD/WELLESLEY INCOME FUND
VANGUARD INDEX TRUST                        VANGUARD/WELLINGTON FUND
VANGUARD INTERNATIONAL EQUITY INDEX FUND    VANGUARD WINDSOR FUNDS
VANGUARD/MORGAN GROWTH FUND                 VANGUARD WORLD FUND


                              PROSPECTUS SUPPLEMENT

                                 APRIL 13, 1998

You may purchase or redeem shares of the Fund or Portfolio through Charles Schwab & Co., Inc. ("Schwab"). If you place your order through Schwab and it is received before 3 p.m. Eastern time on any business day, your order will be sent to Vanguard that day and your share price will be based on the Fund's or Portfolio's net asset value calculated at the close of trading that day. If your order is received after 3 p.m. Eastern time, it will be sent to Vanguard on the following business day and your share price will be based on the Fund's or Portfolio's net asset value calculated at the close of trading that day.

                                                                           PSCSE